UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K/A
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2021 (February 19, 2021)
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the "Amendment") amends the Current Report of the Federal Home Loan Bank of Indianapolis (“Bank”) on Form 8-K, as initially filed with the Securities and Exchange Commission on February 25, 2021 (the "Original Report"), which reported the departure of William D. Miller, Executive Vice President - Chief Economist. This Amendment discloses the details of the terms associated with Mr. Miller’s departure.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Federal Home Loan Bank of Indianapolis (“Bank”) had reported via Current Report on Form 8-K filed on February 25, 2021, the departure of William D. Miller, Executive Vice President - Chief Economist, effective February 19, 2021.

Under the Bank’s current compensation and benefits arrangements and a Severance and Release Agreement entered into April 2, 2021, between Mr. Miller and the Bank (“Severance Agreement”), Mr. Miller is entitled to certain compensation and benefits following the termination of his employment, including his pro rata base salary for any accrued but unused vacation.

Pursuant to the Severance Agreement and the Bank’s Severance Pay Plan, Mr. Miller will receive a lump-sum severance payment of $312,940, less applicable taxes and deductions, which represents 40 weeks of his annual base salary. Mr. Miller will also receive a lump-sum payment of $5,718, less applicable taxes and deductions, which represents the approximate equivalent of the cost of his group health, dental, and vision benefit continuation coverage for ten months. Mr. Miller will be offered outplacement services provided by a third-party consultant for a three-month period and will receive a reference letter.

Mr. Miller is eligible to receive awards of incentive compensation under the Bank’s Incentive Compensation Plan established for 2012 and subsequent years (as amended, “Incentive Plan”). As a Level I Participant under the Incentive Plan, Mr. Miller is eligible to receive lump-sum payments of Deferral Awards (as defined in the Incentive Plan, “Deferral Payments”). These lump-sum Deferral Payments will occur as earned and distributed according to the terms and conditions of the Incentive Plan and are expected to be made not later than March 15 of the year following the year in which they are earned. The first Deferral Payment was made on or before March 15, 2021, and the remaining Deferral Payments are anticipated to be made on or before March 15 of 2022, 2023 and 2024.

All payments to Mr. Miller under the Incentive Plan are subject to the approval of the Bank’s Board of Directors and review and non-objection by the Federal Housing Finance Agency.

Except as provided in the Severance Agreement, the Bank did not enter into any new compensation plan, contract or arrangement with Mr. Miller in connection with the termination of his employment.

The foregoing summary of the Severance Agreement is qualified in its entirety by reference to the agreement, which is filed with this Form 8-K as Exhibit 10.1 and is incorporated herein. The foregoing summary of the Severance Pay Plan is qualified in its entirety by reference to Exhibit 10.11 of our Annual Report on Form 10-K for the year ended December 31, 2020 and as described in such Annual Report on Form 10-K, and which is incorporated herein. The foregoing summary of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan as described in and made a part of the Bank’s Current Report on Form 8-K, filed on January 28, 2020, and Exhibit 10.1 thereto, and which is incorporated herein.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1	Severance and Release Agreement, dated as of April 2, 2021, between Federal Home Loan Bank of Indianapolis and William D. Miller

10.2	Severance Pay Plan, as adopted November 20, 2020, incorporated by reference to Exhibit 10.11 of our Annual Report on Form 10-K (Commission File No. 000-51404) for the year ended December 31, 2020

10.3
Federal Home Loan Bank of Indianapolis Incentive Plan, effective January 1, 2012, as updated on November 15, 2019, effective as of January 1, 2020, incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-k (Commission File No. 000-51404) filed on January 28, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2021

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Executive Vice President - Chief Financial Officer